UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 20, 2009 (Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.
(Exact name of registrant as specified in its charter)

Michigan	1-31773	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202
(Address of principal executive offices)

(313) 871-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company is filing this Amendment No. 2 to the Current Report on Form 8-K filed on September 23, 2009 (the “Form 8-K”) solely to include, as Exhibit 17.3, Georges Ugeux’s additional response to the disclosures in the Form 8-K

Item 9.01.  Financial Statements and Exhibits

d.	Exhibits.

Exhibit No.	Description

17.1	Letter of resignation of Georges Ugeux dated September 20, 2009 (previously filed as Exhibit 99.1 to the Form 8-K filed on September 23, 2009).
17.2	Response Letter (e-mail correspondence) of Georges Ugeux dated September 23, 2009 (previously filed in Amendment No. 1 to the Form 8-K filed on September 25, 2009).
17.3	Response Letter (e-mail correspondence) of Georges Ugeux dated December 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date: December 17, 2009	By:	/s/ Jitendra N. Doshi
Jitendra N. Doshi
Chief Executive Officer

Exhibit Index

17.1	Letter of resignation of Georges Ugeux dated September 20, 2009 (previously filed as Exhibit 99.1 to the Form 8-K filed on September 23, 2009).
17.2	Response Letter (e-mail correspondence) of Georges Ugeux dated September 23, 2009 (previously filed in Amendment No. 1 to the Form 8-K filed on September 25, 2009).
17.3	Response Letter (e-mail correspondence) of Georges Ugeux dated December 16, 2009.